Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $2,937,328,188.86   $4,510,000,000.00
    Current Floating Allocation Pct.            39.44136896%        60.55863104%
   Total Adjusted Principal Collections   $1,354,997,778.72   $2,080,475,721.17
   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%
   Monthly Principal Amortized                                            $0.00
   Ending Principal Receivables           $2,999,132,390.75   $4,510,000,000.00
    New Floating Allocation Pct.                39.93979910%        60.06020090%
  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $24,445,251.83      $37,533,458.50
 -------------------------------------------------------------------------------
  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,447,328,188.86
    Current Floating Allocation Percentage                         100.00000000%
   Total Adjusted Principal Collections                       $3,435,473,499.89
    Payment Rate                                                          46.13%
    Principal Collections                                     $3,069,911,287.16
    Principal Collection Adjustments                            $361,895,459.52
    Principal Collections for Status Dealer Accounts              $3,666,753.21
   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%
   Aggregate New Principal Receivables                        $3,497,277,701.78
   Ending Principal Receivables                               $7,509,132,390.75
    New Floating Allocation Percentage                             100.00000000%
  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $61,978,710.33
    Interest Collections                                         $61,942,773.46
    Interest Collections for Status Dealer Accounts                  $35,936.87
    Recoveries on Receivables Written Off                                 $0.00
   Monthly Yield                                                           9.99%
   Used Vehicle Principal Receivables Balance                   $110,347,808.39
                                                                           1.47%
  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $10,604,039.05
    Principal Collections                                         $3,666,753.21
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $35,936.87
   Ending Balance                                                 $6,937,285.84
  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $501,111,111.11
   Required Subordinated Amount                                 $501,111,111.11
   Required Participation  4.00%                                $180,400,000.00
   Required Participation and Subordinated Amount               $681,511,111.11

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,999,132,390.75
    Current Participation Percentage                                     440.07%
   Current Participation Shortfall                                        $0.00
   Available Seller Collections                               $1,379,443,030.55
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,379,443,030.55

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.42763438%

   Total Adjusted Principal collections                         $461,302,820.66
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,322,274.61

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,322,274.61
    Investment and Net Swap Proceeds                                 $35,137.50
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,857,412.11

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.8263%
    Days in Interest Period                                                  31
   Current Interest Due                                           $5,017,048.61
   Net Trust Swap Receipts not req. to be paid                      $119,479.17
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,897,569.44
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,626,509.34

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,637,152.77
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $235,104.17
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.42763438%

   Total Adjusted Principal collections                         $461,302,820.66
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,322,274.61

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,322,274.61
    Investment and Net Swap Proceeds                                 $73,763.29
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,896,037.90

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                      $519,097.23
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,897,569.44
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,665,135.13

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $18,694,444.44
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $2,972,222.24
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          10.74210750%

   Total Adjusted Principal collections                         $369,042,256.53
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,657,819.69

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,657,819.69
    Investment and Net Swap Proceeds                               ($193,622.47)
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,264,197.22

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,666,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,130,863.88

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,412,500.01
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $254,166.67
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          12.89052900%

   Total Adjusted Principal collections                         $442,850,707.83
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $7,989,383.63

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $7,989,383.63
    Investment and Net Swap Proceeds                                 $14,329.65
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,363,713.28

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.8214%
    Days in Interest Period                                                  31
   Current Interest Due                                           $4,812,365.60
   Net Trust Swap Receipts not req. to be paid                      $110,698.93
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,701,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,502,046.61

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,701,666.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $110,698.93
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1997-1
                                                             -------------------
   Certificates                                                 $750,000,000.00
    Current Floating Allocation Percentage                          10.07072578%

   Total Adjusted Principal collections                         $345,977,115.49
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,241,705.96

  Source and Use of Funds                                    1997-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,241,705.96
    Investment and Net Swap Proceeds                                 $26,352.06
    Reserve Fund Balance                                          $2,625,000.00
   Total Investor Collections and Reserve Fund                    $8,893,058.02

    Certificates Outstanding                                    $750,000,000.00
    Certificate Rate                                                     5.7463%
    Days in Interest Period                                                  31
   Current Interest Due                                           $3,711,119.79
   Net Trust Swap Receipts not req. to be paid                       $37,942.71
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,673,177.08
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $625,000.00
   Servicing Fees Paid                                              $625,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,625,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,969,880.94

                       Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/02/98 05:17 pm
 Investor Reporting System  v2.6     Monthly Statement            05/98 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1997-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $83,333,333.33
   Required Subordinated Amount                                  $83,333,333.33

   Required Participation  4.00%                                 $30,000,000.00
   Required Participation and Subordinated Amount               $113,333,333.33

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,625,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $7,227,864.58
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                  $74,661.46
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1997-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000